                                                                    Exhibit 4.1


- -------------------    [LOGO]          XIONICS              -------------------
     NUMBER                      DOCUMENT TECHNOLOGIES             SHARES

 XDT
- ------------------                                          -------------------
                      XIONICS DOCUMENT TECHNOLOGIES, INC.
                                                              SEE REVERSE FOR
    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    CERTAIN DEFINITIONS
               COMMON STOCK, $.01 PAR VALUE
This certificate is transferable in Boston, Massachusetts and New York, New York

                                                                   CUSIP

- -------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT






IS THE OWNER OF
- -------------------------------------------------------------------------------

  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE
                               CENT ($.01) EACH OF

 ====================== XIONICS DOCUMENT TECHNOLOGIES, INC. ====================

(Hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Common Stock represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now in effect or hereafter amended.
      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     /s/  ???                                               /s/    ???
     --------------------                                   -------------------
         TREASURER                XIONICS DOCUMENT           PRESIDENT
                                  TECHNOLOGIES, INC.
                                     CORPORATE
                                        SEAL
                                        1992
                                      DELAWARE
                                          *



                                            COUNTERSIGNED AND REGISTERED:
                                              THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRAR

                                            BY
                                                       /S/     ???
                                                      -------------------------
                                                         AUTHORIZED SIGNATURE



                                   --------------------------------------------
                                   AMERICAN BANK NOTE COMPANY   JULY 1, 1996 dw
                                   3504 ATLANTIC AVENUE
                                   SUITE 12
                                   LONG BEACH, CA 90807            044965FC
                                   (310) 989-2333
                                   FAX (310) 426-7450          500-19X      NEW
                                   --------------------------------------------

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THE CORPORATION IN AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK.
THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNI GIFT MIN ACT - ...Custodian.........
TEN ENT - as tenants by entireties                        (Cust)        (Minor)
JT TEN  - as joint tenants with right of                  under Uniform Gifts
             survivorship and not as                      to Minors
             tenants in common                            Act ..................
                                                                   (State)
COM PROP - as community property

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________



_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________



                          _____________________________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                          ____________________________________________________
SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




                                   --------------------------------------------
                                   AMERICAN BANK NOTE COMPANY   JULY 1, 1996 dw
                                   3504 ATLANTIC AVENUE
                                   SUITE 12
                                   LONG BEACH, CA 90807            044965BK
                                   (310) 989-2333
                                   FAX (310) 426-7450                NEW
                                   --------------------------------------------